FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Report Under Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Current Report As Of November 10, 2008

Commission File Number  0-10147

DIATECT INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

California	82-0513509
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

875 Industrial Parkway
Heber City, Utah 84032
(Address of principal executive offices)

Registrant's telephone number
including area code     (435)654-4370

Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Section 8  Other Events
Item 8.01 Other Events.

We have entered into a distribution agreement with Source Direct.  We will be a distributor and sales representative for all of Source Direct’s products within North America.  Source Direct represented it has biodegradeable cleaning products which are all purpose, all surface, and non-toxic and comply with “green” certification requirements from independent entities which have established criteria for the “green” designation.

We will market these products to households, commercial establishments, and industrial customers, and companies marketing private label products. We believe Source Direct products are commercially competitive.  Source Direct claims trademarks of “Simply WoW”, “Stain Pen” and “Works On The Spot”.

Our agreement with Source Direct has a ten year term and thereafter is renewable.

We believe Source Direct’s products complement our products. We anticipate using our marketing channels for these products.  Our market channels include internet, wholesale distributors, and retailers.

We are engaged in the business of providing insecticides and pest control products that have efficacy and are ecological sensitive.  Our products are EPA-registered and proprietary.

Forward Looking Statements.

This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act.  These statements may include statements that are not statements of historical facts regarding the intent, belief, or current expectations of the company, its directors, or its officers with respect to, among other things: (1) the company’s financing plans, (2) the company’s marketing plans, (3) trends that may affect the company’s financial conditions and operating results, (3) the company’s strategies for growth and operations, and (4) dividend policy. Forward looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” and other similar expressions.  Any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. Caution is given that such statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company’s ability to control, and actual results may differ materially from those projected in the forward looking statements as a result of various factors including the risk disclosures in the company’s Forms 10-K and 10-Q filed with the SEC.

Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date   November 10, 2008.

Diatect International Corporation

By s/ F.Patrick Carr
F.Patrick Carr
President and Chief Executive Officer